Employee Benefit Plans	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans

10. Employee Benefit Plans

We have benefit plans covering substantially all of our employees. Defined-contribution benefit plans cover most of the U.S. and Canadian employees, and benefits are based on years of service, a percentage of current earnings and matching of employee contributions. Employees in our Norwegian operations can elect to participate in a defined-contribution plan in lieu of a local defined benefit plan. For the years ended December 31, 2013, 2012 and 2011, expenses for defined-contribution plans were $96 million, $82 million, and $54 million, respectively, and all funding is current.

Certain retired or terminated employees of predecessor or acquired companies participate in a defined benefit plan in the United States. None of the participants in this plan are eligible to accrue benefits. In addition, 1,353 U.S. retirees and spouses participate in defined benefit health care plans of predecessor or acquired companies that provide postretirement medical and life insurance benefits. Active employees are ineligible to participate in any of these defined benefit plans. Our subsidiaries in the United Kingdom and Norway also have defined benefit pension plans covering virtually all of their employees.

As a result of the Robbins & Myers acquisition in February of 2013, the Company acquired four qualified, defined benefit, noncontributory pension plans for certain U.S. employees, an unfunded defined benefit pension plan for eligible employees in Germany, as well as two defined benefit, one contributory, pension plans in the U.K. The U.S. pension plans are closed to all new participants and there are no further benefit accruals under these plans. In addition, 230 U.S. employees covered by a collective bargaining agreement participate in a health care plan that provides postretirement medical benefits (which also covers approximately 400 retirees and dependents). The arrangements in Germany and the U.K. are all closed to new entrants, but benefits continue to accrue for current participants.

As a result of the Ameron acquisition in October of 2011, the Company acquired a qualified, defined benefit, noncontributory pension plan for certain U.S. employees as well as the obligation to provide defined retirement benefits to eligible employees in the Netherlands. The U.S. plan at December 31, 2011 was closed to new participants not covered by a collective bargaining agreement and ceased all benefit accruals under the plan with respect to employees that are not covered by a collective bargaining agreement. In addition, 232 U.S. employees covered by a collective bargaining agreement participate in defined benefit health care plans that provide postretirement medical benefits.

Net periodic benefit cost for our defined benefit plans aggregated $10 million, $10 million and $14 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The change in benefit obligation, plan assets and the funded status of the defined benefit pension plans in the United States, United Kingdom, Norway, Germany and the Netherlands and defined postretirement plans in the United States, using a measurement date of December 31, 2013 and December 31, 2012, is as follows (in millions):

	Pension benefits		Postretirement benefits
At year end	2013	2012	2013	2012
Benefit obligation at beginning of year	$655	$556	$30	$35
Service cost	7	6	1	—
Interest cost	31	27	2	1
Actuarial loss (gain)	(10)	76	(12)	(2)
Benefits paid	(38)	(26)	(4)	(4)
Participants contributions	—	1	—	—
Exchange rate loss (gain)	7	12	—	—
Acquisitions	194	11	28	—
Curtailments	—	(8)	—	—

Benefit obligation at end of year	$846	$655	$45	$30

Fair value of plan assets at beginning of year	$517	$419	$—	$—
Actual return	72	49	—	—
Benefits paid	(38)	(26)	(4)	(4)
Company contributions	28	53	4	4
Participants contributions	—	1	—	—
Exchange rate gain (loss)	4	12	—	—
Acquisitions	123	9	—	—

Fair value of plan assets at end of year	$706	$517	$—	$—

Funded status	$(140)	$(138)	$(45)	$(30)

Accumulated benefit obligation at end of year	$811	$635

Liabilities associated with the funded status of the defined benefit pension plans are included in the balances of accrued liabilities and other liabilities in the Consolidated Balance Sheet.

Defined Benefit Pension Plans

Assumed long-term rates of return on plan assets, discount rates and rates of compensation increases vary for the different plans according to the local economic conditions. The assumption rates used for benefit obligations are as follows:

	Years Ended December 31,
	2013	2012
Discount rate:
United States plan	4.65%	3.78%
International plans	3.50% - 4.40%	3.30% - 4.40%
Salary increase:
United States plan	N/A	N/A
International plans	2.00% - 4.40%	2.00% - 3.87%

The assumption rates used for net periodic benefit costs are as follows:

	Years Ended December 31,
	2013	2012	2011
Discount rate:
United States plan	3.80%	4.58%	4.95%
International plans	3.46% - 4.40%	4.50% - 5.60%	5.25% - 5.65%
Salary increase:
United States plan	N/A	N/A	N/A
International plans	2.00% - 3.53%	2.00% - 4.00%	2.00% - 4.33%
Expected return on assets:
United States plan	6.30%	6.33%	5.50% - 6.50%
International plans	3.50% - 5.82%	4.50% - 6.51%	4.50% - 7.06%

In determining the overall expected long-term rate of return for plan assets, the Company takes into consideration the historical experience as well as future expectations of the asset mix involved. As different investments yield different returns, each asset category is reviewed individually and then weighted for significance in relation to the total portfolio.

The majority of our plans have projected benefit obligations in excess of plan assets.

The Company expects to pay future benefit amounts on its defined benefit plans of $47 million for each of the next five years and aggregate payments of $479 million.

Plan Assets

The Company and its investment advisers collaboratively reviewed market opportunities using historic and statistical data, as well as the actuarial valuation reports for the plans, to ensure that the levels of acceptable return and risk are well-defined and monitored. Currently, the Company’s management believes that there are no significant concentrations of risk associated with plan assets. Our pension investment strategy worldwide prohibits a direct investment in our own stock.

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets carried at fair value (in millions):

	Fair Value Measurements
	Total	Level 1	Level 2	Level 3
December 31, 2012:
Equity securities	$204	$—	$204	$—
Bonds	139	—	139	—
Other (insurance contracts)	174	—	74	100

Total Fair Value Measurements	$517	$—	$417	$100

December 31, 2013:
Equity securities	$296	$—	$296	$—
Bonds	172	—	172	—
Other (insurance contracts)	238	—	131	107

Total Fair Value Measurements	$706	$—	$599	$107

Level 3 inputs are unobservable (i.e., supported by little or no market activity). Level 3 inputs include management’s own assumption about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). The following table sets forth a summary of changes in the fair value of the Plan’s Level 3 assets (in millions):

Level 3 Plan Assets
Balance at December 31, 2011	$77

Actual return on plan assets still held at reporting date	10
Purchases, sales and settlements	8
Currency translation adjustments	5

Balance at December 31, 2012	$100

Actual return on plan assets still held at reporting date	5
Purchases, sales and settlements	5
Currency translation adjustments	(3)

Balance at December 31, 2013	$107